UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
_________________

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2010

VCA Antech, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-16783	95-4097995
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12401 West Olympic Boulevard
Los Angeles, California 90064-1022
(Address of Principal Executive Offices)

(310) 571-6500
(Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02:  Results of Operations and Financial Condition

On July 22, 2010, VCA Antech, Inc. issued a press release which included earnings for the second quarter of fiscal year 2010. The press release erroneously stated that the revised guidance did not include the impact of our debt refinancing.  We issued a correction of which a copy of the press release is furnished as Exhibit 99.1 to this Form 8-K/A.

Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1	Press release dated July 22, 2010, regarding a correction to the earnings release for the second quarter of fiscal year 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 22, 2010	VCA Antech, Inc.

/s/ Tomas W. Fuller By: Tomas W. Fuller Its: Chief Financial Officer

EXHIBIT INDEX

Exhibits

99.1	Press release dated July 22, 2010, regarding a correction to the earnings release for the second quarter of fiscal year 2010.